Exhibit 99.1

Strong Global Entertainment, Inc. Acquires Premiere Video Production Services Agency, Unbounded Media Corporation, to Further Strengthen and Diversify Its Production Services Portfolio

Marks First Acquisition in Broader Strategy to Acquire Portfolio of Multi-Disciplined Content and Services Companies

Addition of Short Form Content Services Adds Predictive Revenues and Another Platform to Accelerate Expansion

Charlotte, N.C., September 13, 2023: Strong Global Entertainment, Inc. (NYSE American: SGE) (“SGE” or the “Company”) today announced the acquisition of Unbounded Media Corporation (“UMC”), an independent media and creative production company. Founded by Peter Odiorne, Larry Swets and Hassan Baqar, UMC develops, creates and produces film, advertising, and branded content for a broad range of clients. UMC will operate under SGE’s original content production and distribution arm Strong Studios, Inc. (“Strong Studios”) (Safehaven, Flagrant, Inside the Black Box).

In an all-stock transaction, the deal with UMC marks the first acquisition in a broader strategy to acquire a portfolio of multi-disciplined content and services companies. Larry Swets will spearhead the acquisition strategy as Chairman of the studio and production division. Peter Odiorne will serve as Chief Content Officer, and Matt Harton as Managing Director.

UMC, in partnership with Strong Studios, will also further develop its original IP portfolio, under its Fieldhouse Entertainment division, which currently includes feature films, Into the Storm, Atomic Tourists and Footsteps of a Giant, employing Strong Studios’ long form production expertise and industry network. Additionally, the alliance offers Strong Studios the potential to utilize UMC’s brand relationships to create sponsorship opportunities to develop film and television projects.

Mark Roberson, CEO of SGE stated: “Through this strategic acquisition, Strong Studios, along with UMC, will be in a position to expand UMC’s short form content services business adding predictable revenue streams and creating a platform to accelerate expansion of our production services capabilities.”

“UMC distinguishes itself by producing video content directly for brands, offering efficient and cost-effective solutions. This approach eliminates the inefficiencies present in the traditional, segmented model of advertising agency creative, production and post-production,” said Odiorne. “With this acquisition, the first in our corporate strategy, UMC further strengthens its position through collaborative integration with the SGE family. Together, we will consistently deliver effective video content for brands and their consumers.”

David Ozer, President of Strong Studios commented: “Acquiring UMC allows Strong Studios to leverage the skills and network of the existing businesses as well as to cross pollinate. There is significant cross-over of creative skills in the short form production business with long form film and television projects that could significantly enhance our overall profit potential. As we continue to build SGE and Strong Studios’ position in the global entertainment marketplace, we look forward to expanding our production capabilities and our original IP pipeline.”

About Strong Global Entertainment, Inc.

Strong Global Entertainment, Inc. is a leader in the entertainment industry, providing mission critical products and services to cinema exhibitors and entertainment venues for over 90 years. The Company manufactures and distributes premium large format projection screens, provides comprehensive managed services, technical support and related products and services primarily to cinema exhibitors, theme parks, educational institutions, and similar venues. In addition to traditional projection screens, the Company manufactures and distributes its Eclipse curvilinear screens, which are specially designed for theme parks, immersive exhibitions, as well as simulation applications. It also provides maintenance, repair, installation, network support services and other services to cinema operators, primarily in the United States. The Company also owns Strong Studios, which develops and produces original feature films and television series.

About Strong Studios, Inc.

Strong Studios, headquartered in New York, NY, is a subsidiary of SGE. Strong Studios develops and produces original feature films and television series, as well as acquires third party rights to content for global multi-platform distribution. The studio launched in March 2022 with the production of the supernatural thriller series “Safehaven.” Strong Studios is currently developing “Flagrant,” with Michael Rapaport, “Shadows in the Vineyard,” a limited true crime drama starring Judith Light and Noah Wyle, the drama series, “Heartbeat,” co-created by legendary DJ couple Kiss and M.O.S. and the feature film, “The Tank Job.”

About Unbounded Media Corporation

UMC is a growth phase media company which creates, curates and proliferates in all forms and without boundaries. UMC creates continuous content channels that meet the demand for video consumption for branded clientele and their consumers. For more information, please visit https://unboundedmedia.com.

About FG Group Holdings Inc.

FG Group Holdings Inc. (NYSE American: FGH) is a diversified holding company with operations and investments across a broad range of industries. The company has a majority ownership in SGE , which includes STRONG/MDI Screen Systems (www.strongmdi.com), the leading premium screen and projection coatings supplier in the world and Strong Technical Services (www.strong-tech.com), which provides comprehensive managed service offerings with 24/7/365 support nationwide to ensure solution uptime and availability. FG Group Holdings also holds equity stakes in GreenFirst Forest Products Inc., Firefly Systems, Inc., and FG Financial Group, Inc., as well as real estate through its Digital Ignition operating business.

About Fundamental Global®

Fundamental Global® is a private partnership focused on long-term strategic holdings. Fundamental Global® was co-founded by former T. Rowe Price, Point72 and Tiger Cub portfolio manager Kyle Cerminara and former Chairman and CEO of TD Ameritrade, Joe Moglia. Its current holdings include FG Financial Group Inc., FG Group Holdings Inc., BK Technologies Corp., GreenFirst Forest Products, Inc., iCoreConnect, Inc., FG Acquisition Corp., OppFi Inc., Hagerty Inc., and FG Communities, Inc. The FG® logo is a registered trademark of Fundamental Global®.

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Forward Looking Statements

This press release contains “forward-looking statements” that are subject to substantial risks and uncertainties. All statements, other than statements of historical fact, contained in this press release are forward-looking statements. Forward-looking statements contained in this press release may be identified by the use of words such as “anticipate,” “believe,” “contemplate,” “could,” “estimate,” “expect,” “intend,” “seek,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “target,” “aim,” “should,” “will,” “would,” or the negative of these words or other similar expressions, although not all forward-looking statements contain these words. For example, this press release is using forward-looking statements when it discusses the Strong Studios’ plan to begin discussions with potential media partners. Forward-looking statements are based on Strong Studios’ and the Company’s current expectations and are subject to inherent uncertainties, risks and assumptions that are difficult to predict. Further, certain forward-looking statements are based on assumptions as to future events that may not prove to be accurate. These and other risks and uncertainties are described more fully in the section titled “Risk Factors” in the final prospectus related to the initial public offering of the Company filed with the SEC. Forward-looking statements contained in this announcement are made as of this date, and Strong Studios and the Company undertake no duty to update such information except as required under applicable law.

Investor Relations Contact:

Mark Roberson

Strong Global Entertainment, Inc. - Chief Executive Officer

(704) 471-6784

IR@strong-entertainment.com

John Nesbett/Jennifer Belodeau

IMS Investor Relations

(203) 972-9200

sge@imsinvestorrelations.com

For Strong Studios Media Inquiries:

Michelle Orsi

Three.Sixty Marketing + Communications

(310) 418-6430

michelle@360-comm.com